EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2020

1.   Effective immediately, the following replaces the fifth paragraph in “Principal Investment Strategies – Government Opportunities Fund” in Government Opportunities Fund’s statutory prospectus:

The portfolio managers may also use other active management techniques, such as mortgage dollar roll transactions, forward commitments, repurchase agreements, reverse repurchase agreements and any combination thereof. The Fund may enter into forward commitments to purchase generic MBS. The Fund may enter into forward commitments to sell generic MBS, with the total amount of such outstanding commitments not to exceed 25% of the Fund’s total net assets. Separately, the Fund may also enter into generic MBS coupon swaps, agency swaps, and term swaps (“pair trades”) by entering into forward commitments to both purchase and sell generic MBS. The Fund may invest in forward commitments for purposes of investment leverage, with the total amount of such outstanding commitments not to exceed 20% of the Fund’s total net assets. The Fund may engage in short sales of securities with respect to not more than 25% of its net assets. The Fund may borrow from banks for investment purposes.

2.   Effective immediately, the following replaces the fourth paragraph in “Principal Investment Strategies – Short Duration Government Income Fund” in Short Duration Government Income Fund’s statutory prospectus:

The Fund may engage in borrowing and active management techniques. The Fund is authorized to borrow to acquire additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return on such investments. The Fund may enter into forward commitments to purchase generic MBS. The Fund may enter into forward commitments to sell generic MBS, with the total amount of such outstanding commitments not to exceed 25% of the Fund’s total net assets. Separately, the Fund may also enter into generic MBS coupon swaps, agency swaps, and term swaps (“pair trades”) by entering into forward commitments to both purchase and sell generic MBS. Each leg of such paired outstanding forward commitments on generic MBS may not exceed 25% of the Fund’s total net assets. The Fund may invest in forward commitments for purposes of investment leverage, with the total amount of such outstanding commitments not to exceed 10% of the Fund’s total net assets. In addition, the Fund at times may enter into mortgage dollar rolls. The Fund may engage in short sales of securities and in repurchase and reverse repurchase agreements.

September 2, 2020	36482 9.2.20